Exhibit 10.1

Stockholder Representation Letter

Date: _________, 2019

Noble Vici Group, Inc., a Delaware corporation (the “Company”), desires to issue to me up to _______ shares of restricted common stock of the Company (the “Shares”), as consideration for certain sales and marketing services previously provided to the Company. As a condition of receipt of the Shares, I am required to make the representations, warranties and agreements contained in this Stockholder Representation Letter (this “Letter”). I acknowledge and agree that the Company and its agents are relying on the truth, accuracy and completeness of my representations and warranties herein as a precondition to the offer of the Shares to me without having first registered the Shares under the Securities Act of 1933, as amended (the “Securities Act”). All representations, warranties and covenants contained in this Letter shall survive the execution and delivery of this Letter and the consummation of the transactions contemplated hereunder

1.      On or prior to 2019, I provided services to the Company, including sales and marketing services. I acknowledge and agree that I am receiving the Shares in consideration for such services provided.

2.      I am a natural person, have reached the age of 21 and have full power and authority to execute and deliver this Letter and all other related agreements or certificates and to carry out the provisions hereof and thereof. I am a citizen of the country set forth below my signature.

3.      I agree that, without the prior written consent of the Company and only in accordance with the terms of this Letter, I will not during the period commencing on the date first set forth above (the “Effective Date”) and ending on the 66 month anniversary thereof (i) offer, pledge, gift, donate, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares, or (ii) enter into any swap, option (including, without limitation, put or call options), short sale, future, forward or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Shares, whether any such transaction is to be settled by delivery of shares of the Company’s Common Stock or such other securities, in cash or otherwise. On the 18-month anniversary of the Effective Date and subject to me providing the Corporation all normal and customary information and documents, I will be entitled to sell, at my expense, the Shares (on a cumulative basis) as follows:

Date of Sale	Amount of Shares Entitled to Sell
After 18 month anniversary of Effective Date	20% of Shares
After 30 month anniversary of Effective Date	20% of Shares
After 42 month anniversary of Effective Date	20% of Shares
After 54 month anniversary of Effective Date	20% of Shares
After 66 month anniversary of Effective Date	20% of Shares
TOTAL	100% of Shares

I further acknowledge and agree that I shall have no right at any time to sell, assign, pledge, hypothecate, distribute (as a dividend or otherwise), transfer or otherwise dispose of or encumber the Shares (except by will or by the laws of descent and distribution), unless the Company shall first have been provided with an opinion of counsel acceptable to the Company that such sale or transfer is exempt from such registration under the Securities Act and any applicable state securities laws. I consent to the placement of one or more restrictive legends on the certificate(s) representing the Shares evidencing such restrictions. I acknowledge and agree that the Company: (i) may impose stop transfer instructions with respect to the Shares to enforce the restrictions set forth herein; and (ii) shall not register the transfer (by book-entry or otherwise) of any certificate representing any of the Shares unless such transfer is made pursuant to and in compliance with the terms and conditions of this Agreement.

4.      I agree that, if I terminate my service to the Company after the Shares are issued to me, I will return my Shares held by me to the Company as follows:

Date of Termination	Amount of Shares to Return
On or before 18 month anniversary of Effective Date	100% of Shares
After 18 month and on or before 30 month anniversary of Effective Date	80% of Shares
After 30 month and on or before 42 month anniversary of Effective Date	60% of Shares
After 42 month and on or before 54 month anniversary of Effective Date	40% of Shares
After 54 month and on or before 66 month anniversary of Effective Date	20% of Shares
After 66 month anniversary of Effective Date	Nil

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5.      I hereby agree and acknowledge that for ease of administration, the Shares shall initially be issued to Venvici Partners Limited, which has been appointed by the Company to serve as the trustee and nominee to hold, administer and distribute the Shares on my behalf. I shall be entitled to receive such portion of the Shares as I have become entitled to sell pursuant to Section 3 of this Letter; provided, that I submit to the trustee a written request regarding the same and all relevant and proper documentation as may be requested by the trustee. I further hereby authorize delivery of the newly issued certificate(s) representing the Shares to c/o Noble Vici Private Limited, 45 Ubi Crescent, Singapore 408590, Singapore.

6.      I hereby appoint the Trustee as my sole and exclusive true and lawful proxy and attorney-in-fact, with full power of substitution, to vote and exercise all voting and related rights with respect to all of the Shares (and any and all securities issued or issuable in respect thereof), for and in the name, place and stead of me, at the Trustee’s sole discretion, at any annual, special or other meeting of the stockholders of the Company, and at any adjournment or adjournments thereof, or pursuant to any consent in lieu of a meeting or otherwise, with respect to any matter that may be submitted for a vote of stockholders of the Company. All power and authority hereby conferred is coupled with an interest and is irrevocable. This proxy and power of attorney shall continue for so long as the Trustee is the stockholder of record of the Shares and shall terminate solely respect to Shares that have been actually issued to me or my designees. I hereby agree to indemnify and hold harmless the Trustee against any claims, actions or proceedings made or that may be made against the Trustee and against any damages, costs and expenses that the trustee may incur in connection with this proxy and power or attorney.

Regulation S Representations and Warranties

7.      I am not a U.S. Person, as such term is defined in Regulation S. The term “U.S. Person” as defined in Regulation S means: (s) any natural person resident in the United States; (t) any partnership or corporation organized or incorporated under the laws of the United States; (u) any estate of which any executor or administrator is a U.S. Person; (v) any trust of which any trustee is a U.S. Person; (w) any agency or branch of a foreign entity located in the United States; (x) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person; (y) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (z) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act unless it is organized or incorporated, and owned by, accredited investors (as defined in Rule 501(a) under the Securities Act) that are not natural persons, estates or trusts.

8.      No offer or sale of the Shares was made to me in the United States.

9.      I am not purchasing the Shares for the account or on behalf of any U.S. Person. I have not made any pre-arrangement to transfer the Shares to a U.S. Person or to return the Shares to the United States securities markets (which includes short sales and hedging transactions in the United States within the periods restricted under Regulation S (the “Restricted Periods”) to be covered by delivery of Shares) and the purchase of the Shares by me is not a transaction (or part of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

10.   I acknowledge and understand that all offers and sales of the Shares by me in the United States or to U.S. Persons or otherwise, whether prior to the expiration or after the expiration of the Restricted Periods, shall be made only pursuant to a registration of the Shares under the Securities Act or an exemption from registration requirements of the Securities Act. I also acknowledge and understand that the Company will, in order to approve removal of the restrictive legend from certificates evidencing the Shares, require from me (i) certain written representations to indicate that the sale of the Shares was made in a transaction that complies with the provisions of Regulation S, pursuant to a registration of the Shares under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act and (ii) require a legal opinion that removal of the legend is appropriate.

11.   I have not engaged in any “directed selling efforts” (as defined in Regulation S) in the United States regarding the Shares, or in any act intended to or that reasonably might have the effect of preconditioning the U.S. market for the resale of the Shares.

12.   I am not a “distributor” as defined in Regulation S. I acknowledge, understand and agree that, if I should be deemed to be a distributor prior to reselling the Shares to a non-U.S. Person during the Restricted Periods, I will send a notice to each new subscriber of the Shares that such new subscriber is subject to the restrictions of Regulation S during the Restricted Periods.

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13.   I am not an officer, director or “affiliate” (as that term is defined in Rule 405 under the Securities Act) of the Company or an “underwriter” or “dealer” (as such terms are defined in the federal securities laws of the United States). I understand and agree that, if I become an affiliate of the Company at any time after acquiring the Shares, every sale made by me thereafter must be made in compliance with the provisions of Rule 144 of the Securities Act (“Rule 144”), including the filing of Form 144 with the U.S. Securities and Exchange Commission at the time of the sale, as required under Rule 144. I understand and agree that the provisions of Rule 144, if at any time applicable to me, are separate and apart from, and independent of, any restrictions imposed by Regulation S and will apply even after the expiration of the Restricted Periods;

14.   I do not have a short position in, or other hedged position with respect to, the Shares or the shares of Common Stock of the Company and will not have a short position in, or other hedged position with respect to, such securities at any time prior to the expiration of the Restricted Periods.

15.   If at any time after the expiration of the Restricted Periods I wish to transfer or attempt to transfer the Shares to a U.S. Person, I agree to notify the Company if at such time I am an “affiliate” of the Company or am then acting as an “underwriter,” “dealer” or “distributor” as to such Shares (as such terms are defined in the federal securities laws of the United States or the regulations promulgated thereunder, including, but not limited to, Regulation S), or if such transfer is being made as part of a plan or scheme to evade the registration provisions of the Securities Act.

General Representations and Warranties

16.   The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which I am a party or by which I am bound.

17.   I am acquiring the Shares for investment purposes only, for my own account, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

18.   I have adequate means for providing for my current financial needs and anticipated future needs and possible contingencies and emergencies and have no need for liquidity in the investment in the Shares.

19.   I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of my investment.

20.   I have not acquired the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or, meeting whose attendees have been invited by general solicitation or general advertising.

21.   I understand that no public market now exists for any of the securities issued by the Company and that it is unlikely that a public market will ever exist for the Shares.

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22.   I understand, acknowledge and agree (i) that the Shares have not been registered under (and that the Company has no present intention to register the Shares under) the Securities Act or applicable state securities law and that the offering of such Shares is being made in reliance on the exemption from the registration requirements provided by Section 4(2) of the Securities Act and the regulations promulgated thereby and analogous provisions of certain state securities laws or in accordance with Regulation S under the Securities Act (“Regulation S”), and (ii) that such Shares may not be sold or otherwise transferred by me unless the Shares have been registered under the Securities Act and applicable state securities laws or are sold or transferred in a transaction exempt therefrom.

Very truly yours,

______________________________
Name:

Address:

______________________________
Country of Citizenship

_______________________________
Government ID number

[copy of photo identification card attached]

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Stockholder Representation Letter

Date: _________, 2019

Noble Vici Group, Inc., a Delaware corporation (the “Company”), desires to issue to me up to _______ shares of restricted common stock of the Company (the “Shares”), as consideration for certain sales and marketing services previously provided to the Company. As a condition of receipt of the Shares, I am required to make the representations, warranties and agreements contained in this Stockholder Representation Letter (this “Letter”). I acknowledge and agree that the Company and its agents are relying on the truth, accuracy and completeness of my representations and warranties herein as a precondition to the offer of the Shares to me without having first registered the Shares under the Securities Act of 1933, as amended (the “Securities Act”). All representations, warranties and covenants contained in this Letter shall survive the execution and delivery of this Letter and the consummation of the transactions contemplated hereunder

1.      On or prior to 2019, I provided services to the Company, including sales and marketing services. I acknowledge and agree that I am receiving the Shares in consideration for such services provided.

2.      I am a natural person, have reached the age of 21 and have full power and authority to execute and deliver this Letter and all other related agreements or certificates and to carry out the provisions hereof and thereof. I am a citizen of the country set forth below my signature.

3.      I agree that, without the prior written consent of the Company and only in accordance with the terms of this Letter, I will not during the period commencing on the date first set forth above (the “Effective Date”) and ending on the 18 month anniversary thereof (i) offer, pledge, gift, donate, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares, or (ii) enter into any swap, option (including, without limitation, put or call options), short sale, future, forward or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Shares, whether any such transaction is to be settled by delivery of shares of the Company’s Common Stock or such other securities, in cash or otherwise. On the 18-month anniversary of the Effective Date and subject to me providing the Corporation all normal and customary information and documents, I will be entitled to sell, at my expense, the Shares.

I further acknowledge and agree that I shall have no right at any time to sell, assign, pledge, hypothecate, distribute (as a dividend or otherwise), transfer or otherwise dispose of or encumber the Shares (except by will or by the laws of descent and distribution), unless the Company shall first have been provided with an opinion of counsel acceptable to the Company that such sale or transfer is exempt from such registration under the Securities Act and any applicable state securities laws. I consent to the placement of one or more restrictive legends on the certificate(s) representing the Shares evidencing such restrictions. I acknowledge and agree that the Company: (i) may impose stop transfer instructions with respect to the Shares to enforce the restrictions set forth herein; and (ii) shall not register the transfer (by book-entry or otherwise) of any certificate representing any of the Shares unless such transfer is made pursuant to and in compliance with the terms and conditions of this Agreement.

4.      I hereby agree and acknowledge that for ease of administration, the Shares shall initially be issued to Venvici Partners Limited, which has been appointed by the Company to serve as the trustee and nominee to hold, administer and distribute the Shares on my behalf. I shall be entitled to receive the Shares only when I have become entitled to sell them pursuant to Section 3 of this Letter; provided, that I submit to the trustee a written request regarding the same and all relevant and proper documentation as may be requested by the trustee. I further hereby authorize delivery of the newly issued certificate(s) representing the Shares to c/o Noble Vici Private Limited, 45 Ubi Crescent, Singapore 408590, Singapore.

5.      I hereby appoint the Trustee as my sole and exclusive true and lawful proxy and attorney-in-fact, with full power of substitution, to vote and exercise all voting and related rights with respect to all of the Shares (and any and all securities issued or issuable in respect thereof), for and in the name, place and stead of me, at the Trustee’s sole discretion, at any annual, special or other meeting of the stockholders of the Company, and at any adjournment or adjournments thereof, or pursuant to any consent in lieu of a meeting or otherwise, with respect to any matter that may be submitted for a vote of stockholders of the Company. All power and authority hereby conferred is coupled with an interest and is irrevocable. This proxy and power of attorney shall continue for so long as the Trustee is the stockholder of record of the Shares and shall terminate solely respect to Shares that have been actually issued to me or my designees. I hereby agree to indemnify and hold harmless the Trustee against any claims, actions or proceedings made or that may be made against the Trustee and against any damages, costs and expenses that the trustee may incur in connection with this proxy and power or attorney.

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Regulation S Representations and Warranties

6.      I am not a U.S. Person, as such term is defined in Regulation S. The term “U.S. Person” as defined in Regulation S means: (s) any natural person resident in the United States; (t) any partnership or corporation organized or incorporated under the laws of the United States; (u) any estate of which any executor or administrator is a U.S. Person; (v) any trust of which any trustee is a U.S. Person; (w) any agency or branch of a foreign entity located in the United States; (x) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person; (y) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (z) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act unless it is organized or incorporated, and owned by, accredited investors (as defined in Rule 501(a) under the Securities Act) that are not natural persons, estates or trusts.

7.      No offer or sale of the Shares was made to me in the United States.

8.      I am not purchasing the Shares for the account or on behalf of any U.S. Person. I have not made any pre-arrangement to transfer the Shares to a U.S. Person or to return the Shares to the United States securities markets (which includes short sales and hedging transactions in the United States within the periods restricted under Regulation S (the “Restricted Periods”) to be covered by delivery of Shares) and the purchase of the Shares by me is not a transaction (or part of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

9.      I acknowledge and understand that all offers and sales of the Shares by me in the United States or to U.S. Persons or otherwise, whether prior to the expiration or after the expiration of the Restricted Periods, shall be made only pursuant to a registration of the Shares under the Securities Act or an exemption from registration requirements of the Securities Act. I also acknowledge and understand that the Company will, in order to approve removal of the restrictive legend from certificates evidencing the Shares, require from me (i) certain written representations to indicate that the sale of the Shares was made in a transaction that complies with the provisions of Regulation S, pursuant to a registration of the Shares under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act and (ii) require a legal opinion that removal of the legend is appropriate.

10.   I have not engaged in any “directed selling efforts” (as defined in Regulation S) in the United States regarding the Shares, or in any act intended to or that reasonably might have the effect of preconditioning the U.S. market for the resale of the Shares.

11.   I am not a “distributor” as defined in Regulation S. I acknowledge, understand and agree that, if I should be deemed to be a distributor prior to reselling the Shares to a non-U.S. Person during the Restricted Periods, I will send a notice to each new subscriber of the Shares that such new subscriber is subject to the restrictions of Regulation S during the Restricted Periods.

12.   I am not an officer, director or “affiliate” (as that term is defined in Rule 405 under the Securities Act) of the Company or an “underwriter” or “dealer” (as such terms are defined in the federal securities laws of the United States). I understand and agree that, if I become an affiliate of the Company at any time after acquiring the Shares, every sale made by me thereafter must be made in compliance with the provisions of Rule 144 of the Securities Act (“Rule 144”), including the filing of Form 144 with the U.S. Securities and Exchange Commission at the time of the sale, as required under Rule 144. I understand and agree that the provisions of Rule 144, if at any time applicable to me, are separate and apart from, and independent of, any restrictions imposed by Regulation S and will apply even after the expiration of the Restricted Periods;

13.   I do not have a short position in, or other hedged position with respect to, the Shares or the shares of Common Stock of the Company and will not have a short position in, or other hedged position with respect to, such securities at any time prior to the expiration of the Restricted Periods.

14.   If at any time after the expiration of the Restricted Periods I wish to transfer or attempt to transfer the Shares to a U.S. Person, I agree to notify the Company if at such time I am an “affiliate” of the Company or am then acting as an “underwriter,” “dealer” or “distributor” as to such Shares (as such terms are defined in the federal securities laws of the United States or the regulations promulgated thereunder, including, but not limited to, Regulation S), or if such transfer is being made as part of a plan or scheme to evade the registration provisions of the Securities Act.

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General Representations and Warranties

15.   The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which I am a party or by which I am bound.

16.   I am acquiring the Shares for investment purposes only, for my own account, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

17.   I have adequate means for providing for my current financial needs and anticipated future needs and possible contingencies and emergencies and have no need for liquidity in the investment in the Shares.

18.   I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of my investment.

19.   I have not acquired the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or, meeting whose attendees have been invited by general solicitation or general advertising.

20.   I understand that no public market now exists for any of the securities issued by the Company and that it is unlikely that a public market will ever exist for the Shares.

21.   I understand, acknowledge and agree (i) that the Shares have not been registered under (and that the Company has no present intention to register the Shares under) the Securities Act or applicable state securities law and that the offering of such Shares is being made in reliance on the exemption from the registration requirements provided by Section 4(2) of the Securities Act and the regulations promulgated thereby and analogous provisions of certain state securities laws or in accordance with Regulation S under the Securities Act (“Regulation S”), and (ii) that such Shares may not be sold or otherwise transferred by me unless the Shares have been registered under the Securities Act and applicable state securities laws or are sold or transferred in a transaction exempt therefrom.

Very truly yours,

______________________________
Name:

Address:

______________________________
Country of Citizenship

_______________________________
Government ID number
[copy of photo identification card attached]

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